Exhibit 24.1

POWER OF ATTORNEY
VICTORIA'S SECRET & CO.

The undersigned director of Victoria's Secret & Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 3, 2024 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Martin Waters and Timothy Johnson, and each of them, with full powers of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 20th day of March, 2024.

/s/ Irene Chang Britt
Irene Chang Britt

POWER OF ATTORNEY
VICTORIA'S SECRET & CO.
The undersigned director of Victoria's Secret & Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 3, 2024 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Martin Waters and Timothy Johnson, and each of them, with full powers of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 20th day of March, 2024.

/s/ Jacqueline Hernández
Jacqueline Hernández

POWER OF ATTORNEY
VICTORIA'S SECRET & CO.
The undersigned director of Victoria's Secret & Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 3, 2024 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Martin Waters and Timothy Johnson, and each of them, with full powers of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 20th day of March, 2024.

/s/ Donna James
Donna James

POWER OF ATTORNEY
VICTORIA'S SECRET & CO.
The undersigned director of Victoria's Secret & Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 3, 2024 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Martin Waters and Timothy Johnson, and each of them, with full powers of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 20th day of March, 2024.

/s/ Lauren Peters
Lauren Peters

POWER OF ATTORNEY
VICTORIA'S SECRET & CO.
The undersigned officer and director of Victoria's Secret & Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 3, 2024 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Timothy Johnson, with full powers of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 20th day of March, 2024.

/s/ Martin Waters
Martin Waters

POWER OF ATTORNEY
VICTORIA'S SECRET & CO.
The undersigned director of Victoria's Secret & Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 3, 2024 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Martin Waters and Timothy Johnson, and each of them, with full powers of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 20th day of March, 2024.

/s/ Sarah Davis
Sarah Davis

POWER OF ATTORNEY
VICTORIA'S SECRET & CO.
The undersigned director of Victoria's Secret & Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 3, 2024 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Martin Waters and Timothy Johnson, and each of them, with full powers of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 20th day of March, 2024.

/s/ Anne Sheehan
Anne Sheehan

POWER OF ATTORNEY
VICTORIA'S SECRET & CO.
The undersigned director of Victoria's Secret & Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 3, 2024 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Martin Waters and Timothy Johnson, and each of them, with full powers of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 20th day of March, 2024.

/s/ Mariam Naficy
Mariam Naficy

POWER OF ATTORNEY
VICTORIA'S SECRET & CO.
The undersigned director of Victoria's Secret & Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 3, 2024 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Martin Waters and Timothy Johnson, and each of them, with full powers of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 20th day of March, 2024.

/s/ Rod Little
Rod Little